Schedule of Unrealized Net Capital Gains and Losses (Detail) - USD ($) $ in Thousands	Dec. 31, 2019		Dec. 31, 2018
Fair value
Fixed income securities	$ 4,434,362		$ 4,530,344
Short-term investments	224,098		88,548
Gross unrealized Gains
Fixed income securities	413,819		225,355
Short-term investments	4
Gross unrealized Losses
Fixed income securities	(2,564)		(70,121)
Short-term investments	(17)		(4)
Unrealized net gains (losses)
Fixed income securities	411,255		155,234
Short-term investments	(13)		(4)
EMA limited partnerships	(205)	[1]	(50)
Unrealized net capital gains and losses, pre-tax	411,037		155,180
Amounts recognized for:
Insurance reserves	(231,357)	[2]	(80,628)
DAC and DSI	(21,820)	[3]	(2,277)
Amounts recognized	(253,177)		(82,905)
Deferred income taxes	(33,151)		(15,178)
Total unrealized net capital gains and losses	$ 124,709		$ 57,097

[1]	Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' OCI. Fair value and gross unrealized gains and losses are not applicable.
[2]	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate annuities with life contingencies).
[3]	The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.